Accounts and Other Receivables (Details) - Schedule of Aging of the Prepayments balance - USD ($) $ in Thousands	Mar. 31, 2022	Dec. 31, 2021
Schedule of aging of the prepayments balance [Abstract]
Due within one year	$ 403,801,148	$ 409,434,667
Over one year:
One to two years	403,801,148	409,434,667
Over two years	69,878,335	166,029,336
Total Prepayments	877,480,631	984,898,669
Prepayments – current portion	403,801,148	409,434,667
Prepayments – non-current portion	$ 473,679,483	$ 575,464,002